COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

(a) Operating leases

We have entered into operating leases for property and equipment.  The minimum future payments under various operating leases for our continuing operations in each of the years ended December 31 is as follows:

2019	7,557
2020	6,617
2021	4,986
2022	1,619
2023	674
Subsequent years	4
$21,457

(b) Contingent liability on sale of products

(i)
Under license agreements, we are committed to make royalty payments based on the sales of products using certain technologies. We recognize royalty obligations as determinable in accordance with agreement terms. Where agreements are not in place, we have recognized our current best estimate of the obligation under accrued liabilities and long-term obligations. When agreements are finalized or the obligation becomes statute barred, the estimate will be revised accordingly.

(ii)
We are a party to a variety of agreements in the ordinary course of business under which we may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of our products to customers where we provide indemnification against losses arising from matters such as potential intellectual property infringements and product liabilities. The impact on our future financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, we have not incurred material costs related to these types of indemnifications.

(iii)    We accrue product warranty costs, when we sell the related products, to provide for the repair or replacement of defective products. Our accrual is based on an assessment of historical experience and on management’s estimates. Changes in the liability for product warranties were as follows:

	2018	2017 As adjusted
Balance, beginning of year	$8,159	$7,637
Effect of adoption of ASC 606	—	(76)
	8,159	7,561
Provisions	3,351	4,431
Expenditures	(3,596)	(3,833)
Balance, end of year	$7,914	$8,159

(c) Other commitments

We have entered into purchase commitments totaling approximately $147,029 net of related electronic components inventory of $5,008 (December 31, 2017 — $133,407, net of electronic components inventory of $5,206), with certain contract manufacturers and suppliers under which we have committed to buy a minimum amount of designated products between January 2019 and June 2019.  In certain of these agreements, we may be required to acquire and pay for such products up to the prescribed minimum or forecasted purchases.

We have also entered into purchase commitments totaling approximately $8,952 (December 31, 2017 — $33,122) with certain mobile network operators, under which we have committed to buy a minimum amount of wireless data and wireless data services between January 2019 and October 2022.

(d) Legal proceedings

We are from time to time involved in litigation, certain other claims and arbitration matters arising in the ordinary course of our business.  We accrue for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated.  Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel and technical experts and other information and events pertaining to a particular matter.  To the extent there is a reasonable possibility (within the meaning of ASC 450, Contingencies) that the losses could exceed the amounts already accrued for those cases for which an estimate can be made, management believes that the amount of any such additional loss would not be material to our results of operations or financial condition.

In some instances, we are unable to reasonably estimate any potential loss or range of loss.  The nature and progression of litigation can make it difficult to predict the impact a particular lawsuit will have on the Company. For instance, in the case of patent litigation, there are many reasons why we cannot make these assessments, including, among others, one or more of the following: in the early stage of a proceeding, the claimant is not required to specifically identify the manner in which the patent has allegedly been infringed; damages sought that are unspecified, unsupportable, unexplained or uncertain; discovery not having been started or being incomplete; the complexity of the facts that are in dispute (e.g., the analysis of the patent and a comparison to the activities of the Company is a labor-intensive and highly technical process); the difficulty of assessing novel claims; the parties not having engaged in any meaningful settlement discussions; the possibility that other parties may share in any ultimate liability; and the often slow pace of patent litigation.

We are required to apply judgment with respect to any potential loss or range of loss in connection with litigation.  While we believe we have meritorious defenses to the claims asserted against us in our currently outstanding litigation, and intend to defend ourselves vigorously in all cases, in light of the inherent uncertainties in litigation there can be no assurance that the ultimate resolution of these matters will not significantly exceed the reserves currently accrued by us for those cases for which an estimate can be made. Losses in connection with any litigation for which we are not presently able to reasonably estimate any potential loss or range of loss could be material to our results of operations and financial condition.

In January 2017, Koninklijke KPN N.V. filed a patent infringement lawsuit in the United States District Court for the District of Delaware asserting patent infringement by us and our U.S. subsidiary.  The lawsuit makes certain allegations concerning the alleged use of data transmission error checking technology in our wireless products.  A petition for Inter Partes Review of the patent-in-suit with the United States Patent and Trial Appeal Board has been instituted and a decision is expected in June 2019. In March 2018, the Court granted our motion to dismiss the plaintiff's claims in the lawsuit. The plaintiff has indicated its intention to appeal this decision once a final decision is issued in respect of our counterclaims alleging that the plaintiff has breached its commitments to standard setting organizations. The lawsuit is in the discovery phase with respect to our counterclaims against the plaintiff. The lawsuit is coordinated with several other cases involving this plaintiff for the purposes of scheduling, with the trial date for the first of these coordinated cases currently scheduled for September 2019.

In January 2012, a patent holding company, M2M Solutions LLC ("M2M Solutions"), filed a patent infringement lawsuit in the United States District Court for the District of Delaware asserting patent infringement by us, one of our US subsidiaries, and our competitors. The lawsuit makes certain allegations concerning the AirPrime embedded wireless module products, related AirLink products and related services sold by us for use in M2M communication applications. The claim construction order has determined one of the two patents-in-suit to be indefinite and therefore invalid. The lawsuit was dismissed with prejudice in April 2016. In August 2014, M2M Solutions filed a second patent infringement lawsuit against us in the same court with respect to a recently issued patent held by M2M Solutions (US Patent No. 8,648,717), which patent is a continuation of one of the patents-in-suit in the original lawsuit filed against us by M2M Solutions. In March 2017, the United States Patent and Trial Appeal Board issued its decisions in the instituted proceedings, invalidating all independent claims and several dependent claims in the single patent-in-suit. In June 2017, Blackbird Tech LLC ("Blackbird") was joined as a plaintiff in the lawsuit. In September 2018, the court denied a motion to dismiss the lawsuit. The plaintiff has been granted leave to identify additional asserted claims and accused products with respect to the patent-in-suit. The lawsuit is currently in the discovery stage. Trial for our co-defendant has been scheduled for December 2020, and trial in our case has been scheduled for January 2021.

Although there can be no assurance that an unfavorable outcome would not have a material adverse effect on our operating results, liquidity or financial position, we believe the claims made in the foregoing legal proceedings are without merit and intend to defend ourselves and our products vigorously in all cases.

We are engaged in certain other claims, legal actions and arbitration matters, all in the ordinary course of business, and believe that the ultimate outcome of these claims, legal actions and arbitration matters will not have a material adverse effect on our operating results, liquidity or financial position.